UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1 )

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I.D. SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey 07601

Notice of Annual Meeting
of Stockholders to be held
June 9, 2006 at 10:00 a.m.
at the offices of Lowenstein Sandler P.C.
1251 Avenue of the Americas, 18th Floor
New York, New York 10020

May 15, 2006

Dear Stockholder:

On behalf of the Board of Directors and management of I.D. Systems, Inc. (the “Company”), I cordially invite you to attend the Annual Meeting of Stockholders of the Company to be held on Friday, June 9, 2006, at 10:00 a.m. (Eastern Daylight Time), at the offices of the Company’s counsel, Lowenstein Sandler P.C., located at 1251 Avenue of the Americas, 18th Floor, New York, New York 10020.

The Notice of Annual Meeting of Stockholders and the Proxy Statement accompanying this letter describe the specific matters to be acted upon.

In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

It is important that your shares be represented at the meeting. If you do not expect to attend in person, it will be appreciated if you will promptly vote, sign, date and return the enclosed proxy.

Thank you for your continued interest in I.D. Systems, Inc.

Sincerely, /s/ Jeffrey M. Jagid Jeffrey M. Jagid Chief Executive Officer

I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey 07601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 9, 2006

To the Stockholders of I.D. Systems, Inc.:

Notice is hereby given that the Annual Meeting (the “Annual Meeting”) of Stockholders of I.D. Systems, Inc. (the “Company”) will be held at the offices of the Company’s counsel, Lowenstein Sandler P.C., located at 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, on Friday, June 9, 2006, at 10:00 a.m. (Eastern Daylight Time), and thereafter as it may be postponed or adjourned from time to time, for the following purposes:

1.
To elect five (5) directors, the names of whom are set forth on the accompanying proxy statement, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To ratify the appointment of Eisner LLP as the independent registered public accounting firm of the Company for the Company’s fiscal year ending December 31, 2006.

3.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the aggregate number of authorized shares of common stock, par value $.01 per share, of the Corporation from 15,000,000 shares to 50,000,000 shares.

4.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Only stockholders of the Company of record at the close of business on April 26, 2006, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Whether you expect to attend the Annual Meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the Annual Meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By order of the Board of Directors, /s/ Ned Mavrommatis Ned Mavrommatis Secretary

Dated: May 15, 2006

I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey 07601

____________________________

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
JUNE 9, 2006
_________________________________

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of I.D. Systems, Inc., a Delaware corporation (the “Company”), to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the offices of the Company’s counsel, Lowenstein Sandler P.C., located at 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, on Friday, June 9, 2006, at 10:00 a.m. (Eastern Daylight Time), and any adjournments or postponements thereof.

On or about May 15, 2006, the Company’s Annual Report for the fiscal year ended December 31, 2005, including financial statements, this proxy statement and the accompanying form of proxy card are being mailed to stockholders of record as of the close of business on April 26, 2006.

Purpose of the Annual Meeting

The purposes of the Annual Meeting are (i) to elect five directors; (ii) to ratify the appointment of Eisner LLP as the independent registered public accounting firm of the Company for the Company’s fiscal year ending December 31, 2006; (iii) to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the aggregate number of authorized shares of common stock, par value $.01 per share, of the Corporation (“Common Stock”) from 15,000,000 shares to 50,000,000 shares; and (iv) to transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof. In addition to the foregoing, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

Record Date and Outstanding Shares

The Board of Directors of the Company has fixed the close of business on April 26, 2006 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof. As of the Record Date, the Company had issued and outstanding 11,073,719 shares of Common Stock. The Common Stock comprises all of the Company’s issued and outstanding voting stock.

At least ten (10) days before the Annual Meeting, the Company will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any stockholder of the Company for any purpose germane to the Annual Meeting. The list will be available for inspection during ordinary business hours at the Company’s offices at One University Plaza, Hackensack, New Jersey 07601, and will be made available to stockholders present at the Annual Meeting.

Voting at the Annual Meeting

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the stockholders of the Company. Cumulative voting by stockholders is not permitted.

The presence at the meeting, in person or by proxy, of the holders of a majority of the total outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” (as defined below) are counted as present and entitled to vote for purposes of determining a quorum.

If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if the broker, bank or representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. A “broker non-vote” on a matter occurs when a broker, bank or your representative may not vote on a particular matter because it does not have discretionary voting authority and has not received instructions from the beneficial owner.

For the election of directors, a plurality of the votes cast is required. Since the number of candidates is equal to the number of vacancies, receipt of any votes in favor of any candidate will ensure that that candidate is elected. If no voting direction is indicated on the proxy cards, the shares will be considered votes for the nominees. In accordance with Delaware law, stockholders entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. Abstentions and broker “non-votes” are not considered for the purpose of the election of directors.

For the ratification of the appointment of Eisner LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006, the affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions and broker "non-votes" for such proposal are not considered to have been voted on the proposal.

For the approval of the amendment to the Certificate of Incorporation to increase the aggregate number of authorized shares of Common Stock from 15,000,000 shares to 50,000,000 shares, the affirmative vote of the holders of a majority the outstanding shares of Common Stock on the Record Date at the Annual Meeting is required. Abstentions and broker "non-votes" for such proposal, because they are not affirmative votes, will have the same effect as votes against such proposal.

Holders of Common Stock will not have any rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon at the Annual Meeting.

Voting of Proxies

You may vote your shares by signing the enclosed proxy or voting instruction card and returning it in a timely manner. Please mark the appropriate boxes on the card and sign, date and return the card promptly. A postage-paid return envelope is enclosed for your convenience.

Unless the Company receives specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of the Company’s nominees as a director; (ii) FOR the ratification of the appointment of Eisner LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006; (iii) FOR the approval of the amendment to the Certificate of Incorporation to increase the aggregate number of authorized shares of Common Stock from 15,000,000 shares to 50,000,000 shares; and (iv) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. The Company does not presently anticipate that any other business will be presented for action at the Annual Meeting.

Revocation of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to Ned Mavrommatis, Secretary of the Company, stating that the proxy is revoked;

•	by submitting another proxy with a later date; or

•	by attending the Annual Meeting and voting in person.

Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares.

Solicitation

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Execution of the accompanying proxy card will not affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company at any time before the proxy is voted or by attendance at the Annual Meeting and electing to vote in person.

PROPOSAL NO. 1.

ELECTION OF DIRECTORS

Five (5) directors will be elected at the Annual Meeting to hold office until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. The five (5) nominees for election as directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified are Jeffrey M. Jagid, Kenneth S. Ehrman, Lawrence Burstein, Michael Monaco and Beatrice Yormark.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION AS DIRECTORS (ITEM 1 OF THE ENCLOSED PROXY CARD) OF JEFFREY M. JAGID, KENNETH S. EHRMAN, LAWRENCE BURSTEIN, MICHAEL MONACO AND BEATRICE YORMARK.

Directors, Executive Officers and Key Employees of the Company

Set forth below are the names, ages and titles of the Company’s executive officers and directors as of March 31, 2006.

Name	Age	Title
Jeffrey M. Jagid	37	Chairman and Chief Executive Officer
Kenneth S. Ehrman	36	President, Chief Operating Officer and Director
Ned Mavrommatis	35	Chief Financial Officer, Treasurer and Corporate Secretary
Frederick F. Muntz	52	Executive Vice President of Sales, Marketing and Customer Satisfaction
Michael L. Ehrman	33	Executive Vice President of Engineering
Lawrence Burstein(1)(2)(3)	63	Independent Director
Michael Monaco (1)(2)(3)	58	Independent Director
Beatrice Yormark (1)(2)(3)	61	Independent Director
____________________________________
(1) Member of the Compensation Committee
(2) Member of the Audit Committee
(3) Member of the Nominating Committee

The Company’s executive officers are appointed at the discretion of the Board of Directors with no fixed term. The only familial relationship between or among any of the Company’s executive officers or directors are as follows: (i) Mr. Kenneth S. Ehrman and Mr. Michael L. Ehrman are brothers; and (ii) Ms. Yormark is Mr. Jagid’s aunt.

The biographies of each of the Company’s executive officers and directors are set forth below.

Jeffrey M. Jagid has been the Company’s Chairman of the Board since June 2001 and the Company’s Chief Executive Officer since June 2000. Prior thereto, he served as the Company’s Chief Operating Officer. Since he joined the Company in 1995, Mr. Jagid also has served as a director as well as the Company’s General Counsel. Mr. Jagid received a Bachelor of Business Administration from Emory University in 1991 and a Juris Doctor degree from the Benjamin N. Cardozo School of Law in 1994. Prior to joining the Company, Mr. Jagid was a corporate litigation associate at the law firm of Tannenbaum Helpern Syracuse & Hirschtritt LLP in New York City. He is a member of the Bar of the States of New York and New Jersey. Mr. Jagid is also a director of Coining Technologies, Inc. and sits on the executive committee of the NJ-PA Council of the AeA (formerly the American Electronics Association).

Kenneth S. Ehrman is one of the Company’s founders and has been the Company’s Chief Operating Officer since June 2000. Mr. Ehrman also has served as a director as well as the Company’s President since the Company’s inception in 1993. He graduated from Stanford University in 1991 with a Bachelor of Science in Industrial Engineering. Upon his graduation, and until the Company’s inception, Mr. Ehrman worked as a production manager with Echelon Corporation. Mr. Ehrman is the brother of Michael L. Ehrman, the Company’s Executive Vice President of Engineering.

Ned Mavrommatis has served as the Company’s Chief Financial Officer since joining the Company in August 1999, as the Company’s Treasurer since June 2001 and as the Company’s Corporate Secretary since November 2003. Prior to joining the Company, he was a Senior Manager at the accounting firm of Eisner LLP. Mr. Mavrommatis received a Master of Business Administration in finance from New York University’s Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

Frederick F. Muntz has served as the Company’s Executive Vice President of Sales, Marketing and Customer Satisfaction since joining the Company in January 2003. Prior to joining the Company, he was Vice President of the Americas for InVision Technologies. Mr. Muntz managed the introduction of explosives detection systems in Canada, South America, and to the U.S. Federal Aviation Administration and the U.S. Department of Homeland Security. Mr. Muntz has a successful, 25-year track record of introducing and growing new technology products in a wide variety of markets. In medical markets, Mr. Muntz was responsible for the commercialization of magnetic resonance imaging with Technicare, a subsidiary of Johnson & Johnson. Mr. Muntz received a Bachelor of Arts degree in Government and Law from Lafayette College.

Michael L. Ehrman has served as the Company’s Executive Vice President of Engineering since August 1999. Prior to that, he served as the Company’s Executive Vice President of Software Development since joining the Company in 1995. Mr. Ehrman graduated from Stanford University in 1994 with a Master of Science in Engineering - Economics Systems as well as a Bachelor of Science in Computer Systems Engineering. Upon his graduation in 1994, Mr. Ehrman was employed as a consultant for Andersen Consulting in New York. Mr. Ehrman is the brother of Kenneth S. Ehrman, the Company’s Chief Operating Officer.

Lawrence Burstein has served as a director since June 1999. Since March 1996, Mr. Burstein has served as President and a director of Unity Venture Capital Associates, Ltd., a private investment company. From January 1982 to March 1996, Mr. Burstein was Chairman of the Board and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein is also a director of THQ, Inc., CAS Medical Systems, Inc., Traffix, Inc. and American Telecom Services, Inc. Mr. Burstein received a Bachelor of Arts in Economics from the University of Wisconsin and received his law degree from Columbia Law School.

Michael Monaco has served as a director since June 2001. Mr. Monaco is a Senior Managing Director at Conway DelGenio Gries & Co., LLC, a New York based firm specializing in restructurings, mergers and acquisitions and crisis and turnaround management. He served as Chairman and Chief Executive Officer of Accelerator, LLC, a provider of outsource services from 2000 to 2001. He served as a Vice Chairman of Cendant Corporation from 1996 to 2000 and as Chief Executive Officer of the Direct Marketing Division of Cendant from 1998 to 2000. Mr. Monaco served as the Executive Vice President and Chief Financial Officer of the American Express Company from 1990 to 1996. Mr. Monaco is a Director of Washington Group International, Inc. Mr. Monaco received a Bachelor of Science degree in Accounting from Villanova University and a Master of Business Administration degree from Fairleigh Dickinson University. Mr. Monaco is also a Certified Public Accountant.

Beatrice Yormark has served as a director since June 2001. Ms. Yormark is the President and Chief Operating Officer of Echelon Corporation. Ms. Yormark has been with Echelon since 1990. Prior to becoming the President and Chief Operating Officer in September 2001, she held the position of Vice President of Worldwide Marketing and Sales. Before joining Echelon, she was the Chief Operating Officer of Connect, Inc., an on line information services company. Before joining Connect, Ms. Yormark held a variety of positions, including executive director of systems engineering for Telaction Corporation, director in the role of partner at Coopers & Lybrand, vice president of sales at INTERACTIVE Systems Corporation, and various staff positions at the Rand Corporation. Ms. Yormark received a Masters of Science in Computer Science from Purdue University in 1968, after which she spent one year teaching computer science at Purdue. In addition to her graduate degree, Ms. Yormark has a Bachelor of Science in Mathematics from City College of New York. Ms. Yormark is the aunt of Mr. Jeffrey M. Jagid, the Company’s Chairman and Chief Executive Officer.

BOARD AND COMMITTEE MEETINGS

The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. Members of the Board of Directors are kept informed of the Company’s business through various documents and reports provided by the Chief Executive Officer and other corporate officers, and by participating in Board of Directors and committee meetings. Each director has access to all books, records and reports of the Company, and members of management are available at all times to answer their questions. The Board of Directors held three meetings during its fiscal year ended December 31, 2005. No director attended, either in person or telephonically, fewer than 75% of all meetings of the Board of Directors and committees of the Board of Directors of which such director was a member during the fiscal year ended December 31, 2005. Actions were also taken during such year by the unanimous written consent of the directors. The Company has adopted a policy of encouraging, but not requiring, its members of the Board of Directors to attend annual meetings of stockholders. All of the members of the Board of Directors attended the Company’s annual meeting of stockholders last year.

Committees of the Board of Directors

The standing committees of the Board of Directors include an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

The Audit Committee, which is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is composed of Messrs. Burstein and Monaco and Ms. Yormark, each of whom is independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules and under Rule 10A-3 of the Exchange Act. The Audit Committee held five meetings during the fiscal year ended December 31, 2005. All of such meetings were attended, either in person or telephonically, by all of the members of the Audit Committee. Actions were also taken during the fiscal year ended December 31, 2005 by the unanimous written consent of the members of the Audit Committee.

The Board of Directors has determined that it has at least one audit committee financial expert serving on the Audit Committee. Mr. Monaco serves as the audit committee financial expert. The Board of Directors has adopted a written charter for the Audit Committee, which is included with this proxy statement as Appendix A and which is publicly available on the Company’s website at www.id-systems.com. The Audit Committee’s charter sets forth the responsibilities, authority and specific duties of the Audit Committee and is reviewed and reassessed annually. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the Company’s independent registered public accounting firm and management.

In accordance with its written charter, the Audit Committee assists the Board of Directors in monitoring (1) the integrity of the Company’s financial reporting process including its internal controls regarding financial reporting, (2) the Company’s compliance with legal and regulatory requirements and (3) the independence and performance of the Company’s internal and external auditors, and serves as an avenue of communication among the independent registered public accounting firm, management and the Board of Directors.

Audit Committee Report

The following report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

The Audit Committee has reviewed the audited financial statements of the Company for the year ended December 31, 2005 with management and Eisner LLP, the Company’s independent registered public accounting firm.

The Audit Committee has discussed and reviewed with Eisner LLP all the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). It has also received the written disclosures and the letter from Eisner LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Eisner LLP their independence.

Based on this review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Audit Committee
Lawrence Burstein
Michael Monaco
Beatrice Yormark

Compensation Committee

The Compensation Committee is composed of Messrs. Burstein and Monaco and Ms. Yormark, each of whom is independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules. The Compensation Committee sets executives’ annual compensation and long-term incentives, reviews management’s performance, development and compensation, determines option grants and administers the Company’s incentive plans. The Compensation Committee held two meetings during the fiscal year ended December 31, 2005. All of such meetings were attended, either in person or telephonically, by all of the members of the Compensation Committee. Actions were also taken during the fiscal year ended December 31, 2005 by the unanimous written consent of the members of the Compensation Committee. The report of the Compensation Committee, “Compensation Committee’s Report of Compensation Committee,” is set forth on pages 11-12 of this proxy statement.

Nominating Committee

The Nominating Committee is composed of Messrs. Burstein and Monaco and Ms. Yormark, each of whom is independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules. The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2005. Actions were taken during such year by the unanimous written consent of the members of the Nominating Committee.

The Board of Directors has adopted a written charter for the Nominating Committee, which is publicly available on the Company’s website at www.id-systems.com. The Nominating Committee’s charter authorizes the committee to develop certain procedures and guidelines addressing certain nominating matters, such as procedures for considering nominations made by stockholders, minimum qualifications for nominees and identification and evaluation of candidates for the Board of Directors, and the Nominating Committee has adopted procedures addressing the foregoing.

Procedures for Considering Nominations Made by Stockholders. The Nominating Committee has adopted guidelines regarding procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. These guidelines provide that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

Qualifications. The Nominating Committee has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board of Directors;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

•	must have a reputation, in one or more of the communities serviced by the Company and its affiliates, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•
must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee has a policy that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing members of the Board of Directors will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations. In connection with the Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s Common Stock for at least one year.

Process for Sending Communications to the Board of Directors

The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o One University Plaza, Hackensack, New Jersey 07601. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Code of Ethics

The Company has a code of ethics that applies to its Chief Executive Officer, Chief Financial Officer and Controller and other persons who perform similar functions. A copy of the Company’s code of ethics can be found on its website at www.id-systems.com. The Company’s code of ethics is intended to be a codification of the business and ethical principles that guide it, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this code.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued, for the fiscal years ended December 31, 2005, 2004 and 2003, for the Company’s Chief Executive Officer and the four next most highly compensated executive officers, which the Company refers to collectively as the “Named Executive Officers,” whose salary and bonus were in excess of $100,000 and who were employed by the Company on December 31, 2005.

Summary Compensation Table

				Long-Term
		Annual Compensation		Compensation
Name and				Securities Underlying
Principal Position	Year	Salary	Bonus	Options/SARs (#)(1)
Jeffrey M. Jagid	2005	$226,500	$67,950	60,000
Chief Executive Officer	2004	226,500	215,175	80,000
and General Counsel	2003	215,625	53,668	—

Kenneth S. Ehrman	2005	$200,000	$60,000	51,000
President and Chief Operating Officer	2004	200,000	190,000	70,000
	2003	192,500	42,350	—

Ned Mavrommatis	2005	$181,000	$54,300	49,000
Chief Financial Officer,	2004	181,000	171,950	55,000
Treasurer and Corporate Secretary	2003	172,500	43,125	—

Michael L. Ehrman	2005	$175,000	$52,500	57,000
Executive Vice President	2004	175,000	166,250	55,000
	2003	165,000	48,675	—

Frederick F. Muntz	2005	$200,000	$60,000	30,000
Executive Vice President	2004	175,000	166,250	—
	2003	160,416	53,890	300,000
__________________________
(1)
Represents shares issuable pursuant to stock options granted under the Company’s stock option plans as of December 31, 2005. These options vest 20% per year commencing on the first anniversary of the date of grant.

Option Grants

The following table sets forth for the year ended December 31, 2005, those Named Executive Officers who received options to purchase Common Stock:

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Total # of Securities Underlying	% of Total Options Granted to Employees	Exercise	Expiration
Name	Options (1)	in 2005	Price	Date	5%	10%
Jeffrey Jagid	60,000	9.7%	$11.35	3/3/2015	$428,277	$1,085,339
Kenneth Ehrman	51,000	8.3	11.35	3/3/2015	364,036	922,538
Ned Mavrommatis	49,000	7.9	11.35	3/3/2015	349,760	886,360
Michael L. Ehrman	57,000	9.2	11.35	3/3/2015	406,864	1,031,072
Frederick Muntz	30,000	4.9	11.35	3/3/2015	214,139	542,669

(1)	These options vest 20% per year commencing on the first anniversary of the date of grant.

(2)
The Securities and Exchange Commission requires disclosure of the potential realizable value or present value of each grant. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future Common Stock prices. The disclosure assumes the options will be held for the full ten-year term prior to exercise. Such options may be exercised prior to the end of such ten-year term. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance that the stock price will appreciate at the rates shown in the table.

Option Exercises and Fiscal Year End Option Values

The following table sets forth for the year ended December 31, 2005, the Named Executive Officer who exercised options to purchase Common Stock and the fiscal year end value of unexercised options:

			Number of Securities Underlying Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End (1)
	Shares
Name	Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Ned Mavrommatis	30,000	$403,000	63,000	104,000	$1,097,000	$1,569,000
_______________________
(1)	Based on $23.85 per share, the closing price of the Common Stock on December 30, 2005.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is composed of Messrs. Burstein and Monaco and Ms. Yormark. None of the executive officers of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as members of the Company’s Board of Directors or Compensation Committee.

Compensation Committee’s Report of Compensation Committee

The following report of the Compensation Committee is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

Overview

The function of the Compensation Committee is to advise the Board of Directors regarding overall compensation policies and recommend specific compensation for the Company’s senior executives. The Compensation Committee is responsible for providing guidance to the Board of Directors and the Chief Executive Officer regarding broad compensation issues. To assist in these functions, the Compensation Committee has retained an independent compensation consultant to provide data, analysis, and market perspective to supplement and validate its decisions. During 2005, the Compensation Committee was composed of Messrs. Burstein and Monaco and Ms. Yormark.

The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premises that the success of the Company results from the efforts of each employee and that a cooperative, team-oriented environment is an essential part of the Company’s culture. The Company also believes in the importance of rewarding employees for its successes. Particular emphasis is placed on broad employee equity participation through the use of equity compensation and annual cash bonuses linked to achievement of the Company’s performance goals and the employees’ personal objectives.

Executive Officer Compensation

The Company’s compensation package consists of three major components: base compensation, performance bonuses and equity compensation. Together these elements comprise total compensation value. The total compensation paid to the Company’s executive officers is influenced significantly by the need to attract management employees with a high level of expertise and to motivate and retain key executives for the long-term success of the Company and its stockholders. The Compensation Committee establishes annual base salary levels for executives based on competitive data, level of experience, position, responsibility and individual and Company performance. The Company has sought to align base compensation levels comparable to its competitors and other companies in similar stages of development. Cash bonuses are paid to executive officers based upon achievement of annually set Company goals.

The Company also believes that equity compensation is an important long-term incentive for its executive officers and employees and that its equity compensation program has been effective in aligning officer and employee interests with that of the Company and its stockholders. The Company uses equity compensation to attract key executive talent and awards are generally part of employment packages for key management positions. The Company reviews its equity compensation plans annually, and employees may also be eligible for annual awards thereunder. During 2005, the Company granted options to purchase up to 617,000 shares of Common Stock to officers and employees of the Company of which options to purchase up to 247,000 shares were granted to executive officers of the Company (including options to purchase up to 60,000 shares granted to the Chief Executive Officer of the Company, as discussed below).

Chief Executive Officer Compensation

The Compensation Committee recommends base salary levels and annual cash bonuses for the Company’s senior management for approval by the Board of Directors. In 2005, Jeffrey M. Jagid, the Company’s Chief Executive Officer, had a base salary of $226,500, which was also his base salary in 2004. Based upon the Compensation Committee’s assessment of Mr. Jagid’s performance against previously established Company goals and personal performance objectives, Mr. Jagid was awarded a performance bonus of $67,950 and his base salary was increased to $245,000, effective January 1, 2006. During 2005, the Company also granted options to purchase up to 60,000 shares of Common Stock to Mr. Jagid.

Compensation Committee
Lawrence Burstein
Michael Monaco
Beatrice Yormark

Directors’ Compensation

The Company reimburses its directors for reasonable travel expenses incurred in connection with their activities on the Company’s behalf. Non-employee directors also receive $2,500 per board meeting, $250 per telephonic board meeting, $5,000 per year for serving on the Audit Committee and $1,000 per year for serving on the Compensation Committee.

Non-employee directors are entitled to participate in the Company’s 1999 Director Option Plan. A total of 600,000 shares of Common Stock have been reserved for issuance under such plan. The plan provides for the automatic grant of option to purchase 15,000 shares to each non-employee director at the time he or she is first elected to the Board of Directors and an automatic grant of an option to purchase 5,000 shares on the first day of each fiscal quarter, if on such date he or she has served on the Board of Directors for at least six months. Each option grant under the plan has a term of 10 years and vests on a cumulative monthly basis over a four-year period. The exercise price of all options equals the fair market value of the Common Stock on the date of grant. During the fiscal year ended December 31, 2005, each of the Company’s non-employee directors received options to purchase 5,000 shares of Common Stock on each of January 3, 2005, April 1, 2005, July 1, 2005 and October 3, 2005 at a per share exercise price of $16.87, $11.06, $15.55 and $19.80, respectively.

Employee directors are entitled to participate in the Company’s 1999 Stock Option Plan. A total of 2,812,500 shares of Common Stock have been reserved for issuance under the plan. The plan provides for grants of incentive stock options, non-qualified stock options and restricted stock awards. Options can be granted under the plan on terms and at prices as determined by the Board of Directors, or the compensation committee, except that the exercise price of incentive options will not be less than the fair market value of the Common Stock on the date of grant. In the case of an incentive stock option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Common Stock, the per share exercise price will not be less than 110% of the fair market value on the date of grant. The aggregate fair market value, determined on the date of grant, of the shares covered by incentive stock options granted under the plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit. Restricted stock awards can be granted under the plan, with such shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more conditions relating to completion of service by the participant, or achievement of performance goals or such other objectives, as established and determined by the Board of Directors, or the Compensation Committee. At the time a grant of a restricted stock award is made, the Board of Directors, or the Compensation Committee, shall establish a period of time applicable to the shares of Common Stock that are the subject of such restricted stock award. Each grant of Restricted Shares may be subject to a different Restricted Period.

Securities Authorized for Issuance Under Equity Compensation Plans.

The following table provides information about the Common Stock that may be issued upon the exercise of options under the Company’s 1995 Employee Stock Option Plan, 1999 Stock Option Plan and 1999 Director Option Plan as of December 31, 2005. These plans were the Company’s only equity compensation plans in existence as of December 31, 2005. The 1995 Employee Stock Option Plan terminated in accordance with its terms as of July 8, 2005, and no additional awards were, or may be, granted thereunder after such date.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (excluding securities reflected under column (a)) (c)

Equity compensation plans approved by security holders	2,730,000	$6.94	764,000

Equity compensation plans not approved by security holders	—	—	—

Total	2,730,000	$6.94	764,000

Employment Contracts and Termination of Employment and Change In Control Arrangements

None.

Certain Relationships and Related Transactions

None.

Performance Graph

Set forth below is a line-graph presentation comparing the cumulative shareholder return on the Common Stock on an indexed basis against the cumulative total returns of the Nasdaq Market Value Index and the Hemscott Industry Communication Equipment Group Index (consisting of 88 publicly traded communication equipment companies) (“Hemscott Group Index”) for the period from January 1, 2000 through December 31, 2005.

The following graph is not to be deemed "soliciting material" or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

	Measurement Period - Fiscal Year Ending December 31,
	2000	2001	2002	2003	2004	2005
I.D. Systems, Inc.	100.00	423.60	175.20	279.60	746.40	954.00
Communication Equipment	100.00	49.72	26.02	39.53	48.03	54.15
NASDAQ Market Index	100.00	79.71	55.60	83.60	90.63	92.62

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding ownership of shares of Common Stock, as of March 31, 2006:

•	by each person known by the Company to be the beneficial owner of 5% or more of the Common Stock;

•	by each of the directors and executive officers of the Company; and

•	by all of the directors and executive officers of the Companyas a group.

Except as otherwise indicated, each person and each group shown in the table below has sole voting and investment power with respect to the shares of Common Stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Common Stock over which he or she has or shares, directly or indirectly, voting or investment power or of which he or she has the right to acquire beneficial ownership at any time within 60 days. As used in this proxy statement, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Common Stock beneficially owned and percentage ownership as of March 31, 2006 were based on 11,064,519 shares outstanding.

	Shares Beneficially Owned
Officers and Directors(1)	Number	%
Jeffrey M. Jagid(2)	596,875	5.22
Kenneth S. Ehrman(3)	659,513	5.85
Michael L. Ehrman(4)	459,050	4.02
Ned Mavrommatis(5)	83,800	*
Frederick F. Muntz(6)	218,900	1.96
Lawrence Burstein(7)	64,060	*
Michael Monaco(8)	62,872	*
Beatrice Yormark(9)	65,560	*
Artis Capital Management, LLC(10)	1,090,147	9.99
Oberweis Asset Management, Inc.(11)	588,906	5.32
All Directors and Executive Officers as a group (8 persons)(13)	1,323,100	17.85%
_____________________
*	Less than one percent

(1)	Unless otherwise indicated, the address for each named individual or group is c/o I.D. Systems, Inc., One University Plaza, 6th Floor, Hackensack, NJ 07601.

(2)	Includes 361,625 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2006.

(3)	Includes 217,950 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2006.

(4)	Includes 347,025 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2006.

(5)	Includes 83,800 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2006.

(6)
Includes 9,000 shares held in a trust for Mr. Muntz’s nieces and nephews of which Mr. Muntz is the trustee. Also includes 6,000 shares held in custodial accounts for his children and 2,000 shares owned of record by his wife. Mr. Muntz currently exercises all voting and dispositive power with regard to such shares. Includes 126,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2006.

(7)	Includes 57,224 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2006.

(8)	Includes 59,336 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2006.

(9)	Includes 59,932 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2006.

(10)
Includes shares held by Artis Capital Management, LLC on March 31, 2006. Artis Capital Management, LLC is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares. No individual client holds more than five percent of the outstanding Stock. Artis Capital Management, Inc. is the manager of Artis Capital Management, LLC, and Stuart L. Peterson is the president of Artis Management, Inc. and the controlling owner of Artis Capital Management, LLC and Artis Capital Management, Inc. Each of Artis Capital Management, LLC , Artis Capital Management, Inc. and Mr. Peterson disclaims beneficial ownership of the Stock, except to the extent of its or his pecuniary interest therein.

(11)
Includes shares beneficially owned by The Oberweis Funds on December 31, 2005 with respect to which The Oberweis Funds has delegated to Oberweis Asset Management, Inc., its investment adviser, voting power and dispositive power. James D. Oberweis and James W. Oberweis are principal stockholders of Oberweis Asset Management, Inc. The address of the business office of each of the reporting persons is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532. The foregoing information is derived from a Schedule 13G filed on behalf of Oberweis Asset Management, Inc., James D. Oberweis and James W. Oberweis on February 14, 2006.

(12)	Includes 1,312,892 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 2006.

PROPOSAL NO. 2.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Eisner LLP as the independent registered public accounting firm to audit the financial statements of the Company for the current fiscal year, subject to the ratification of such appointment by the Company’s stockholders.

Representatives of the firm of Eisner LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Eisner LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2005 and 2004, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and Form 10-QSB for the fiscal years ended December 31, 2005 and 2004 were $143,000 and $61,000, respectively.

Audit-Related Fees

Other than the fees described under the caption "Audit Fees" above, Eisner LLP did not bill any fees for services rendered to the Company during fiscal years ended December 31, 2005 and 2004 for assurance and related services in connection with the audit or review of the Company’s financial statements.

Tax Fees

There were no fees billed by Eisner LLP for professional services rendered for tax compliance, tax advice or tax planning during fiscal years ended December 31, 2005 and 2004.

All Other Fees

There were no fees billed by Eisner LLP for products or professional services rendered, other than services described under the caption “Audit Fees” above, during fiscal years ended December 31, 2005 and 2004.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by the Company’s independent accountants. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION (ITEM 2 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

PROPOSAL NO. 3.

AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION TO INCREASE THE AGGREGATE NUMBER OF SHARES OF
AUTHORIZED COMMON STOCK

General

On April 26, 2006, the Board of Directors voted to propose and recommend approval of an amendment to the Certificate of Incorporation to increase the aggregate number of authorized shares of Common Stock from 15,000,000 shares to 50,000,000 shares (the “Common Stock Amendment”) and directed that the Common Stock Amendment be submitted to the stockholders at the Annual Meeting. The Certificate of Incorporation of the Company presently authorizes the issuance of 15,000,000 shares of Common Stock. The Common Stock Amendment would increase the authorized number of shares of Common Stock to 50,000,000 shares. There are no preemptive rights with respect to the Common Stock, and the additional authorized shares of Common Stock would have the identical powers and rights as the shares now authorized.

Proposed Amendment

If the Common Stock Amendment is approved by the stockholders of the Company, the text of the paragraph (a) of the Fourth Article of the Certificate of Incorporation would read in its entirety as follows:

“The total number of shares of all classes of capital stock which the Corporation has the authority to issue is 55,000,000 shares, consisting of (a) 50,000,000 shares of common stock, par value $.01 per share, of the Corporation (the “Common Stock”), and (b) 5,000,000 shares of preferred stock, par value $.01 per share, of the Corporation (the “Preferred Stock”).”

General Effect of Proposed Amendment and Reasons for Approval

Of the 15,000,000 shares of Common Stock authorized, 11,064,519 shares were issued and outstanding as of March 31, 2006. At that date, the Company had also reserved for issuance an aggregate of 3,382,754 additional shares of Common Stock issuable under the Company’s equity compensation plans, consisting of:

•	outstanding options to purchase 525,000 shares under the Company’s 1995 Employee Stock Option Plan, of which options covering 525,000 shares were exercisable as of March 31, 2006;

•	outstanding options to purchase 1,904,561 shares under the Company’s 1999 Stock Option Plan, of which options covering 888,281 shares were exercisable as of March 31, 2006;

•	outstanding options to purchase 289,508 shares under the Company’s 1999 Director Option Plan, of which options covering 176,492 shares were exercisable as of March 31, 2006; and

•	an aggregate of 663,685 shares available for future awards after March 31, 2006 under the 1999 Stock Option Plan and the 1999 Director Option Plan.

The 1995 Employee Stock Option Plan terminated in accordance with its terms as of July 8, 2005, and no additional awards were, or may be, granted thereunder after such date.

The Board of Directors believes that the Common Stock Amendment is advisable in order to have additional shares of Common Stock available for potential acquisitions, to maintain the Company’s financing and capital-raising flexibility, to have shares available for use for employee benefit plans and for other corporate purposes.

As of the date of this proxy statement, there are no present agreements or arrangements for the issuance of any of the additional shares of Common Stock that would be authorized by the Common Stock Amendment.

Adoption of the Common Stock Amendment would enable the Board of Directors from time to time to issue additional shares of Common Stock for such purposes and such consideration as the Board of Directors may approve without further approval of the Company’s stockholders, except as may be required by law or the rules of the Nasdaq National Market or any national securities exchange on which the shares of Common Stock are at the time listed. The proposed increase in the number of authorized shares of Common Stock is not intended to prevent or impede a change in control of the Company. Further the Company is not aware of any current effort to acquire control of the Company. However, the issuance of additional shares of Common Stock could have the effect of delaying, deferring or preventing a change of control of the Company and may discourage bids for the Common Stock at a premium over the prevailing market price. In addition, the issuance of additional shares of Common Stock could also have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock.

Effectiveness of Proposed Amendment

If the Common Stock Amendment is approved by the stockholders, it will become effective upon the Company’s executing, acknowledging and filing a Certificate of Amendment as required by the General Corporation Law of the State of Delaware.

Vote Required and Dissenters’and Appraisal Rights

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date is required to approve the Common Stock Amendment. Under Delaware law, stockholders will not have any dissenter’s or appraisal rights in connection with the Common Stock Amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT (ITEM 3 OF THE ENCLOSED PROXY CARD) OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 15,000,000 TO 50,000,000 SHARES.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports that they file.

Based solely upon a review of Forms 3 and 4 and amendments to these forms furnished to the Company, all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to the fiscal year ended December 31, 2005.

STOCKHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

Stockholder proposals to be presented at the Company’s 2006 Annual Meeting of Stockholders, for inclusion in the Company’s proxy statement and form of proxy relating to that meeting, must be received by the Company at its principal executive offices, One University Plaza, Hackensack, New Jersey 07601, addressed to the Secretary, on or before January 12, 2007. If, however, the Company’s 2006 Annual Meeting of Stockholders is changed by more than thirty (30) days from the date of the Annual Meeting, the deadline is a reasonable time before the Company begins to print and mail its proxy materials for the 2007 Annual Meeting of Stockholders. Such stockholder proposals must comply with the Company’s bylaws and the requirements of Regulation 14A of the Exchange Act.

Rule 14a-4 of the Exchange Act governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to the Company’s 2007 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal prior to March 28, 2007, the Company will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By order of the Board of Directors, /s/ Ned Mavrommatis Ned Mavrommatis Secretary

Dated: May 15, 2006

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 (EXCLUDING EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

Appendix A

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

The members of the Audit Committee shall be appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the Company's financial reporting process including its internal controls regarding financial reporting, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company's internal and external auditors and (4) provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

The number of members of the Audit Committee and their independence and experience requirements shall meet NASD requirements.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1.  Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2.  Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3.  Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4.  In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls.

5.  Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

6.  Meet with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7.  Review major changes to the Company's accounting principles and practices taking into consideration the views of the independent auditor, internal auditors or management.

8.  Appoint the independent auditor.

9.  Approve the fees to be paid to the independent auditor.

10.  Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to assure the independence of the auditor.

11.  Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

12.  Review the appointment and replacement of the senior internal auditing executive.

13.  Review the significant reports to management prepared by the internal auditing department and management's responses.

14.  Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

15.  Obtain from the independent auditor an understanding of whether there are any indications that Section 10A of the Private Securities Litigation Reform Act of 1995 is applicable and consult counsel if necessary.

16.  Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

17.  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

18.  Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include a discussion of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

19.  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

20.  Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

21. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

22.  Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

23. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce the code.

24.  Annually review policies and procedures as well as internal audit results associated with directors' and officers expense accounts and perquisites.

25.  Annually review director and officer related party transactions and potential conflicts of interest.

26.  Perform any other activities consistent with this Charter, as the Committee or Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; this is the responsibility of management and upon completion of the audit by the independent auditor, subject to their findings, they render their report on the financial statements. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct; this is the responsibility of the Board.

ANNUAL MEETING OF STOCKHOLDERS OF

I.D. SYSTEMS, INC.

June 9, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" PROPOSAL NOS. 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors - To elect five directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Eisner LLP as the independent registered public accounting firm of I.D. Systems, Inc. for I.D. Systems, Inc.'s fiscal year ending December 31, 2006.	☐	☐	☐
3. To approve an amendment to I.D. System, Inc.'s Amended and Restated Certificate of Incorporation to increase the aggregate number of authorized shares of common stock, par value $.01 per share, of I.D. Systems, Inc. from 15,000,000 shares to 50,000,000 shares.	☐	☐	☐

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NOS. 2 and 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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I.D. SYSTEMS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby appoints Jeffrey M. Jagid and Ned Mavrommatis, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of I.D. Systems, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of I.D. Systems, Inc. to be held at the offices of Lowenstein Sandler, PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, on Friday, June 9, 2006 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued and to be signed on the reverse side)

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